RESTRICTED

INCORPORATED UNDER THE LAWS                             OF THE STATE OF COLORADO


       NUMBER                                                    SHARES

       --------                                                  ------


                           UNIQUE VIDEO PRODUCTS, INC.
                            Par Value $.001 Per Share


     THIS CERTIFIES THAT:                                                 is the
                          -----------------------------------------------
registered holder of                                                      Shares
                     ----------------------------------------------------
of Unique Video Products, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

     this     day                                           of           A.D. 98
          ---                                                  ----------


------------------------------     S E A L       -------------------------------
                   , Secretary                                       , President

[back of stock certificate]


     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.







NOTICE: the SIGNATURE on this assignment MUST correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

     For value received,                        hereby sell, assign and transfer
                         ----------------------
unto
     ---------------------------------------------------------------------------
                                                                          Shares
------------------------------------------------------------------------

represented by the within Certificate, and do hereby irrevocably constitute and appoint
        ------------------------------------------------------------------------
Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

     Dated
           -----------------------


                                    --------------------------------------------
     In the presence of

     -----------------------------------